Exhibit 99.1

October 30, 2003

STERICYCLE, INC. REPORTS RESULTS
FOR THIRD QUARTER 2003
  NET INCOME OF $17.2 MILLION FOR THE QUARTER, UP 41% FROM YEAR-AGO QUARTER
  EARNINGS PER SHARE OF $0.37 FOR THE QUARTER, UP 37% FROM YEAR-AGO QUARTER
  CASH PROVIDED BY OPERATIONS LESS CAPITAL EXPENDITURES WAS $23.0 MILLION FOR THE QUARTER AND $73.7 MILLION FOR THE FIRST NINE MONTHS OF THE YEAR
  REVENUES WERE $113.2 MILLION, UP 11.0% FROM YEAR-AGO QUARTER

Lake Forest, Illinois, October 30, 2003 - Stericycle, Inc. (NASDAQ:SRCL), the United States' leading provider of medical waste management and compliance services for the healthcare community, today reported financial results for the third quarter of 2003. "The third quarter was another strong quarter for our company, with across-the-board growth," said Mark Miller, Stericycle president and chief executive officer. "Our continued focus on strategically managing our business has resulted in continued increases in revenues, operating income, and net income."

THIRD QUARTER AND YEAR-TO-DATE RESULTS
Revenues for the quarter ended September 30, 2003 were $113.2 million, up 11.0% from $102.0 million in the same quarter last year. International equipment related sales contributed $0.2 million in revenues for the quarter as compared to $2.2 million in the third quarter of 2002. Revenues excluding international equipment related sales increased 13.3% over the same period in 2002. Gross profit was $49.5 million, up 17.7% from $42.0 million in the same quarter last year. Gross profit as a percent of revenues increased to 43.7% from 41.2% in the third quarter of 2002.

Net income for the third quarter of 2003 rose 41.5% to $17.2 million, up from $12.1 million in the third quarter of 2002.

Earnings per diluted share for the third quarter of 2003 were $0.37, up 37.0% from $0.27 in the third quarter of 2002. Weighted shares outstanding used to determine earnings per diluted share were 46,285,456 for the third quarter of 2003 and 45,124,354 for the third quarter of 2002.

For the nine months ended September 30, 2003, revenues increased to $338.7 million, up 13.5% from $298.3 million in the same period a year ago. Gross profit was $145.5 million, up 20% from $121.2 million in the same period a year ago. Gross profit as a percent of revenues increased to 43.0% for the nine months ended September 30, 2003 from 40.6% for the same period in 2002. Earnings per share increased 35.5% to $1.03 from $0.76 per diluted share in the same period a year ago.

During the third quarter of 2003, the company continued to improve its balance sheet position, our total debt to capitalization percentage ratio improving from 39.1% at December 31, 2002 to 30.1% at September 30, 2003.

Miller said, "During the quarter we continued to execute our proven business model, generating strong sales growth and record income from operations. The cash flow of $88.3 million generated from operations for the first nine months of the year, was used to strengthen the business by repurchasing senior subordinated bonds, paying down the senior bank debt and investing in the company's future."

Stericycle provides medical waste collection, transportation, treatment and disposal services and safety and compliance programs to healthcare companies nationwide, including hospitals, physician and dental offices, laboratories and clinics. Medical waste includes single-use disposables such as needles, syringes, gloves and other supplies that have been in contact with blood or other bodily fluids, as well as blood, blood products and other items that could harbor infectious agents.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond Stericycle's control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. The Company makes no commitment to disclose any subsequent revisions to forward-looking statements.

Stericycle Financial Statements for Third Quarter 2003

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                          September 30,  December 31
                                                               2003          2002
                                                           ------------  ------------
                                                            (unaudited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $      6,542  $      8,375
  Short-term investments.................................        1,302           512
  Accounts receivable, less allowance for doubtful
    accounts of $4,480 in 2003 and $3,779 in 2002........       62,995        62,013
  Parts and supplies.....................................        4,630         4,494
  Prepaid expenses.......................................        3,120         7,170
  Notes receivable.......................................          823           823
  Deferred tax asset.....................................        8,164         6,720
  Other..................................................        3,682         4,249
                                                           ------------  ------------
         Total current assets............................       91,258        94,356
                                                           ------------  ------------
Property, plant and equipment, net.......................       94,705        88,501
Other assets:

  Goodwill...............................................      466,308       447,272
  Intangible assets, less accumulated amortization of
    $7,613 in 2003 and $3,609 in 2002....................       29,061        20,110
  Notes receivable.......................................        7,717         7,717
  Other..................................................        7,748         9,139
                                                           ------------  ------------
         Total other assets..............................      510,834       484,238
                                                           ------------  ------------
   Total assets.......................................... $    696,797  $    667,095
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $      9,766  $      3,933
  Accounts payable.......................................       10,254        14,330
  Accrued liabilities....................................       41,998        31,810
  Deferred revenue.......................................        4,758         3,681
                                                           ------------  ------------
         Total current liabilities.......................       66,776        53,754
                                                           ------------  ------------
Long-term debt, net of current portion...................      169,988       224,124
Deferred income taxes....................................       38,807        30,729
Other liabilities........................................        4,614         3,710
Redeemable preferred stock:
  Series A convertible preferred stock (par value $.01
  share, 75,000 shares authorized, 22,799 outstanding in
  2003 and 29,326 in 2002, liquidation preference of $24,814
  at September 30, 2003 and $31,919 at December 31, 2002).....  20,944        28,049
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 42,042,289 issued and outstanding
  in 2003, 40,437,023 issued and outstanding in 2002)....          421           404
Additional paid-in capital...............................      298,276       277,531
Treasury stock of 50,000 shares..........................       (1,435)       (1,435)
Accumulated other comprehensive loss.....................          574         (229)
Retained earnings........................................       97,832        50,458
                                                           ------------  ------------
         Total shareholders' equity......................      395,668       326,729
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $    696,797  $    667,095
                                                           ============  ============

Total debt to capitalization percentage ratio............         30.1%        39.1%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    179,754  $    228,057
Redeemable preferred stock...............................       20,944        28,049
Shareholders' equity.....................................      395,668       326,729
                                                           ------------  ------------
Capitalization........................................... $    596,366  $    582,835

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

                                                  Three Months Ended September 30,               Nine Months Ended September 30,
                                            -------------------------------------------   ---------------------------------------------
                                                   2003                   2002                   2003                    2002
                                            --------------------   --------------------   ---------------------   ---------------------
                                                 $      % of Rev        $      % of Rev        $      % of Rev         $      % of Rev
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Revenues.................................. $   113,228    100.0% $   101,979    100.0% $   338,674     100.0% $   298,312     100.0%

  Cost of revenues........................      63,728     56.3        59,932     58.8       193,188      57.0       177,149      59.4
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Gross profit                                    49,500     43.7        40,047     41.2       145,486      43.0       121,163      40.6
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
  Selling, general and
    administrative expenses...............      17,276     15.3        14,854     14.6        50,748      15.0        43,401      14.5
  Amortization............................         389      0.3           540      0.5         1,075       0.3         1,556       0.5
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
     Total SG&A expenses and amortization.      17,665     15.6        15,394     15.1        51,823      15.3        44,957      15.1
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
  Acquisition-related costs...............         216      0.2            48       --           430       0.1           223       0.1
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Income from operations....................      31,619     27.9        26,605     26.1        93,233      27.5        75,983      25.5
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Other income (expense):
  Interest income.........................         232      0.2           113      0.1           492       0.1           374       0.1
  Interest expense........................      (2,829)    (2.5)       (6,602)    (6.5)      (10,141)     (3.0)      (17,927)     (6.0)
  Debt extinguishments and restructuring..         --                     --                  (3,268)     (1.0          (475)     (0.2)
  Other expense...........................        (641)    (0.6)         (257)    (0.3)       (1,847)     (0.5)       (1,278)     (0.4)
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
     Total other income (expense).........      (3,238)    (2.9)       (6,746)    (6.6)      (14,764)     (4.4)      (19,306)     (6.5)
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Income before income taxes................      28,381     25.1        19,859     19.5        78,469      23.2        56,677      19.0
Income tax expense........................      11,210      9.9         7,723      7.6        31,095       9.2        22,387       7.5
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Net income................................ $    17,171     15.2% $    12,136     11.9% $    47,374      14.0% $    34,290      11.5%
                                            =========== ========   =========== ========   =========== =========   =========== =========

Earnings per share - diluted.............. $      0.37            $      0.27            $      1.03             $      0.76
                                            ===========            ===========            ===========             ===========
Weighted average number of common
  shares outstanding - diluted............  46,285,456             45,124,354             46,000,142              45,015,659
                                            ===========            ===========            ===========             ===========

Calculation of EBITDA:
Net Income................................ $    17,171            $    12,136            $    47,374             $    34,290
Interest Income...........................        (232)                  (113)                  (492)                   (374)
Interest Expense..........................       2,829                  6,602                 10,141                  17,927
Income tax expense........................      11,210                  7,723                 31,095                  22,387
Depreciation and amortization.............       4,243            $     3,901            $    12,542             $    11,111
                                            -----------            -----------            -----------             -----------
EBITDA.................................... $    35,221     31.1% $    30,249     29.4% $   100,660      29.7% $    85,341      28.6%

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

                                                               For the Nine
                                                          Months Ended September 30,
                                                         ----------------------
                                                            2003        2002
                                                         ----------  ----------
OPERATING ACTIVITIES:
Net income............................................. $   47,374  $   34,290
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Ineffective portion of cash flow hedges............         --        (381)
    Write off of deferred financing costs..............        484          --
    Stock compensation expense.........................         76          --
    Tax benefit of disqualifying dispositions
      of stock options.................................      5,645       1,168
    Loss on sale of property and equipment.............        212         341
    Depreciation.......................................     11,467       9,555
    Amortization.......................................      1,075       1,556
    Deferred income taxes..............................      6,634      13,545
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable................................      2,699       3,404
    Parts and supplies.................................        334       1,795
    Prepaid expenses and other assets..................      7,539       1,346
    Accounts payable...................................     (5,002)     (3,725)
    Accrued liabilities................................      9,224      11,554
    Deferred revenue...................................        522      (1,551)
                                                         ----------  ----------
Net cash provided by operating activities..............     88,283      72,897
                                                         ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..................    (33,411)    (10,884)
  Purchases of short-term investments..................       (790)        (47)
  Proceeds from sale of property and equipment.........        384          98
  Capital expenditures.................................    (14,561)    (11,363)
                                                         ----------  ----------
Net cash used in investing activities..................    (48,378)    (22,196)
                                                         ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable...............      1,132         882
  Repayment of senior subordinated debt................    (17,775)    (10,537)
  Payments of deferred financing costs.................       (395)         --
  Repayment of long-term debt..........................     (3,714)       (913)
  Net repayments of senior credit facility.............    (27,792)    (50,187)
  Principal payments on capital lease obligations......       (913)       (619)
  Purchase of treasury stock...........................         --      (1,435)
  Proceeds from other issuances of common stock........      8,024       5,176
                                                         ----------  ----------
Net cash used in financing activities..................    (41,433)    (57,633)
                                                         ----------  ----------
Effect of exchange rate changes on cash................       (305)        106
                                                         ----------  ----------
Net decrease in cash and cash equivalents..............     (1,833)     (6,826)
Cash and cash equivalents at beginning of period.......      8,375      12,737
                                                         ----------  ----------
Cash and cash equivalents at end of period............. $    6,542  $    5,911
                                                         ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions. $       70  $    2,298
Net issuances of notes payable for certain acquisitions.       --          180